Exhibit 10.1

PROMISSORY NOTE PURCHASE AGREEMENT

This Promissory Note Purchase Agreement (the “Agreement”), is made on September 24, 2024, by and among Skillful Craftsman Education Technology Limited, a Cayman Islands exempted company (the “Company”) and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively the “Purchasers”).

WHEREAS, Purchasers desire to purchase from the Company notes in the aggregate sum of One Million Dollars USD ($1,000,000) be evidenced by 6% Promissory Notes.

AGREEMENT

In consideration of the mutual promises contained herein and other good and valuable consideration, receipt of which is hereby acknowledged, the parties to this Agreement agree as follows:

1. Issuance of the Notes.

(a) Subject to the terms and conditions of this Agreement, Purchasers agree to purchase at the Closing (as defined below), and the Company agrees to sell and issue to the Purchasers its 6% Promissory Notes (hereinafter called “Notes” and “Note” to each Purchaser) in the aggregate principal amount of $1,000,000 to be dated on September 24, 2024 to mature on that is twelve (12) months after the Issue Date, as defined in the Notes, to bear interest on the unpaid principal thereof at the rate of 6% per annum until maturity, payable on September 23 of 2025, respectively, commencing on Issue Date, and after maturity at the rate of 6% per annum until Notes are fully paid, and to be substantially in the Note to be issued to each Purchaser in Exhibit A attached hereto. The purchase price of each Note shall be equal to one hundred percent (100%) of the principal amount of such Note.

(b) For the purposes of calculating interest for any period for which the interest shall be payable, such interest shall be calculated on the basis of a 30-day month and a 360 days year. The Company will promptly and punctually pay to notes holders (the “Holders”) the interest on the Notes held by Holders without presentment of the original copies of the Notes. In the event that any of the Holders shall sell or transfer the Notes, it shall notify the Company of the name and address of the transferee and send the assignment notice to the Company for approval.

(c) Closing and Delivery.

i) The purchase and sale of the Notes shall take place at such time and place as the Company and Purchasers may agree upon (which time and place are designated as the “Closing”).

ii) At the Closing, (i) the Company shall deliver to each Purchaser the Note against payment of the purchase price by such Purchaser and the signature page to this Agreement and the Note, and ii) each Purchaser shall deliver to the Company its payment of the purchase price therefor by wire transfer to a bank designated by the Company, the signature page to this Agreement.

2. Representations and Warranties of the Company. As of the Closing and on the date hereof, the Company hereby represents and warrants to the Purchasers that:

(a) Organization, Good Standing and Qualification. The Company and each of its subsidiaries, is an entity duly incorporated or otherwise organized and validly existing under the laws of each jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.

(b) Authorization. The execution of this Agreement and the issuance of the Notes have been duly authorized by all necessary corporate action of the Company. The Agreement and the Notes, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(c) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any governmental authority or any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Agreement, offer, issue and sale of the Notes, other than the disclosure filing required for this Agreement.

(d) SEC Reports. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (the foregoing materials, including the exhibits thereto, documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”).

3. Representations and Warranties of Purchaser. Each Purchaser, for itself and for no other Purchasers, hereby represents and warrants as of the date hereof and as of the Closing date to the Company as follows (unless as made of a specific date stated therein, in which case they shall be accurate as of such date):

(a) Authorization. Such Purchaser has full power and authority to enter into this Agreement. This Agreement, when executed and delivered by such Purchaser, will constitute a valid and legally binding obligation of such Purchaser, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies.

(b) Purchase Entirely for Own Account; Regulation S. This Agreement is made with such Purchaser in reliance upon such Purchaser’s representation to the Company, which by such Purchaser’s execution of this Agreement, such Purchaser hereby confirms, that the Note to be acquired by such Purchaser will be acquired for investment for such Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, such Purchaser further represents that such Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Note. Such Purchaser has not been formed for the specific purpose of acquiring the Note. In connection therewith, Such Purchaser confirms that it is neither a U.S. Person, as such term is defined in Regulation S, nor located within the United States, and that the transaction will be between non-U.S. Persons, and take place outside of the United States. Such Purchaser further confirms that it is not acquiring the Note for the account or benefit of any U.S. person. Such Purchaser understands that Regulation S in available only for offers and sales of securities outside of the United States, and will fully comply with Regulation S.

(c) Knowledge. Such Purchaser is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Note. Such Purchaser acknowledges and understands that any investment in the Company is highly speculative and subject to a high degree of risk which could result in the loss of such Purchaser’s entire investment.

(d) Restricted Securities. Such Purchaser understands that the Note has not been, and may not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Purchaser’s representations as expressed herein. Such Purchaser understands that the Note is a “restricted security” under applicable U.S. federal and state securities laws and that, pursuant to these laws, such Purchaser must hold the Note indefinitely unless it is registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Such Purchaser acknowledges that the Company has no obligation to register or qualify the Note for resale. Such Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Note, and on requirements relating to the Company which are outside of such Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy.

(e) Legends. Such Purchaser understands that the Note, and any securities issued in respect thereof or exchange therefor, may bear one or all of the following legends:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED

UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND

NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION

THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE

REGISTRATION STATEMENT RELATED THERETO ORAN OPINION OF COUNSEL IN A FORM

SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER

THE SECURITIES ACT OF 1933.”

Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

4. Miscellaneous.

(a) Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement is intended to confer upon any party other than the parties hereto or their respective successors, except as expressly provided in this Agreement.

(b) Governing Law; Venue. All questions concerning the construction, validity, enforcement and interpretation of this Agreement and Notes (the “Transaction Documents”) shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the New York City, New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in New York City, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

(c) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (i) the date of transmission, if such notice or communication is delivered via facsimile at or prior to 5:30 p.m. (New York City time) on a Business Day, (ii) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile on a day that is not a business day or later than 5:30 p.m. (New York City time) on any Business Day, (iii) the second (2nd) business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto. “Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

(d) Counterparts and Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

(e) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(f) Amendments and Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and a Purchaser as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, or, in the case of a waiver, by the party granting the waiver. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

(g) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith, in order to maintain the economic position enjoyed by each party as close as possible to that under the provision rendered unenforceable. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(h) Entire Agreement. This Agreement, and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly canceled.

(i) Legal Expenses. All parties to this Agreement shall be responsible for their own legal expenses.

(j) Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Ordinary Shares in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock combinations and other similar transactions of the Ordinary Shares that occur after the date of this Agreement. The English version of this Agreement, regardless of whether a translation in any other language is or will be made, shall be the only authentic version.

(h) WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

SKILLFUL CRAFTSMAN EDUCATION TECHNOLOGY LIMITED

By:	/s/ Dawei Chen
Name:	Dawei Chen
Title:	Chief Financial Officer

Address for Notice:

Skillful Craftsman Education Technology Limited

Floor 4, Building 1, No. 311, Yanxin Road, Huishan District Wuxi, Jiangsu Province, PRC 214000

E-Mail:

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK SIGNATURE PAGE FOR PURCHASERS FOLLOW]

[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Promissory Note Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Xuejun Ji

Signature of Authorized Signatory of Purchaser: /s/ Xuejun Ji

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Address for Notice to Purchaser: Bel-Air, No.38 Bel-Air Avenue, Hong Kong

Address for Delivery of Notes to Purchaser (if not same as address for notice):

Subscription Amount: $400,000

[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Promissory Note Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Bin Fu

Signature of Authorized Signatory of Purchaser:/s/Bin Fu

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Address for Notice to Purchaser: Xiangmihu Haoting, Xiangmihu Street, Futian District, Shenzhen

Address for Delivery of Notes to Purchaser (if not same as address for notice):

Subscription Amount: $200,000

[PURCHASER SIGNATURE PAGES TO SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Promissory Note Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Peng Wang

Signature of Authorized Signatory of Purchaser: /s/Peng Wang

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Address for Notice to Purchaser: Lanqiying Community, No. 101 Chengfu Road, Haidian District, Beijing

Address for Delivery of Notes to Purchaser (if not same as address for notice):

Subscription Amount: $400,000

EXHIBIT A

PROMISSORY NOTES

[See Attached]